LIMITED POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert, Robert G. Same, Frederick D. Kelsven or Steven J. Fredricks as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N1-A for The AAL Mutual Funds, or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/Lawrence M. Woods
----------------------------
Lawrence M. Woods

Trustee

THE AAL MUTUAL FUNDS




                            LIMITED POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert, Robert G. Same, Frederick D. Kelsven or Steven J. Fredricks as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N1-A for The AAL Mutual Funds, or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/John H. Pender
----------------------------
John H. Pender

Trustee

THE AAL MUTUAL FUNDS




                            LIMITED POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert, Robert G. Same, Frederick D. Kelsven or Steven J. Fredricks as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N1-A for The AAL Mutual Funds, or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/F. Gregory Campbell
----------------------------
F. Gregory Campbell

Trustee

THE AAL MUTUAL FUNDS




                            LIMITED POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert, Robert G. Same, Frederick D. Kelsven or Steven J. Fredricks as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N1-A for The AAL Mutual Funds, or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/Richard L. Gady
----------------------------
Richard L. Gady

Trustee

THE AAL MUTUAL FUNDS




                            LIMITED POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert, Robert G. Same, Frederick D. Kelsven or Steven J. Fredricks as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N1-A for The AAL Mutual Funds, or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/Edward W. Smeds
----------------------------
Edward W. Smeds

Trustee

THE AAL MUTUAL FUNDS




                            LIMITED POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Robert G. Same, Frederick D. Kelsven or Steven J. Fredricks as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N1-A for The AAL Mutual Funds, or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/John O. Gilbert
----------------------------
John O. Gilbert

Trustee

THE AAL MUTUAL FUNDS




                            LIMITED POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert, Robert G. Same, Frederick D. Kelsven or Steven J. Fredricks as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N1-A for The AAL Mutual Funds, or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/Woodrow E. Eno
----------------------------
Woodrow E. Eno

Trustee

THE AAL MUTUAL FUNDS